BlackRock Focus Growth Fund, Inc.

(the “Fund”)

Supplement dated October 5, 2017 to the Prospectus

dated December 29, 2016, as supplemented to date

Effective October 5, 2017, the Board of Directors of Master Focus Growth LLC (the “Master LLC”) has approved a reduction in the contractual management fee rate of the Master LLC. The Board of Directors of the Master LLC and the Board of Directors of the Fund have also approved a corresponding reduction in the contractual waiver of the sum of the management fee and administration fee. Additionally, the Fund may invest in emerging markets as an other strategy. Accordingly, the Fund’s Prospectus is amended as follows:

Management Fee Rate Change

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Focus Growth Fund, Inc. — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 18 and the “Intermediary-Defined Sales Charge Waiver Policies” section of the Fund’s prospectus and in the “Purchase of Shares” section on page II-69 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3,4,5,6]	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.75%	0.76%	0.66%
Administration Fee[4]	0.25%	0.25%	0.25%
Miscellaneous Other Expenses	0.50%	0.51%	0.41%
Total Annual Fund Operating Expenses[7]	1.50%	2.26%	1.16%
Fee Waivers and/or Expense Reimbursements[4,5]	(0.22)%	(0.23)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4,5]	1.28%	2.03%	1.03%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Focus Growth LLC (the “Master LLC”). Management Fees are paid by the Master LLC.

[4]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 32, BlackRock has contractually agreed to waive the Management Fee of the Master LLC and the Administration Fee of the Fund, as necessary, to reduce the sum of the Management Fee (as a percentage of the average daily net assets of the Master LLC) and the Administration Fee (as a percentage of the daily net assets of the Fund) by 0.10% through December 31, 2018. In addition, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense

Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.28% (for Investor A Shares), 2.03% (for Investor C Shares) and 1.03% (for Institutional Shares) of the Fund’s average daily net assets through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund and Master LLC or by a vote of a majority of the outstanding voting securities of the Fund and Master LLC.

[5]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 32, BlackRock has contractually agreed to waive the management fee of the Master LLC with respect to any portion of the Master LLC’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master LLC.

[6]	The Management Fee has been restated to reflect current fees.

[7]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which do not include the restatement of the Management Fee to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$649	$954	$1,281	$2,204
Investor C Shares	$306	$684	$1,189	$2,577
Institutional Shares	$105	$356	$626	$1,397

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$206	$684	$1,189	$2,577

Portfolio Turnover:

The Master LLC pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended August 31, 2016, the Master LLC’s portfolio turnover rate was 112% of the average value of its portfolio.

The third through sixth paragraphs and accompanying table in the section of the Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

The Master LLC has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to the Master LLC a fee at an annual rate of the average daily net assets of the Master LLC. Effective October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $5 billion	0.50%
In excess of $5 billion	0.45%

Prior to October 5, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Management Fee Rate
Not exceeding $1 billion	0.60%
In excess of $1 billion but not exceeding $3 billion	0.56%
In excess of $3 billion but not exceeding $5 billion	0.54%
In excess of $5 billion but not exceeding $10 billion	0.52%
In excess of $10 billion	0.51%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Master LLC’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Master LLC.

BlackRock has voluntarily agreed to waive its management fees by the amount of advisory fees the Master LLC pays to BlackRock indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”).

The Fund has entered into an administration agreement with BlackRock (the “Administrator”) pursuant to which the Administrator is eligible to receive from the Fund an administration fee at the annual rate of 0.25% of the Fund’s average daily net assets. Effective October 5, 2017, BlackRock has contractually agreed to waive the management fee of the Master LLC and the administration fee of the Fund, as necessary, to reduce the sum of the management fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the daily net assets of the Fund) by 0.10% through December 31, 2018. Prior to October 5, 2017, BlackRock reduced the sum of the management fee (as a percentage of the average daily net assets of the Master LLC) and the administration fee (as a percentage of the daily net assets of the Fund) by 0.20%. For the fiscal year ended August 31, 2016, BlackRock received a management fee, net of any applicable waivers, at the annual rate of 0.40% of the Master LLC’s average daily net assets. For the fiscal year ended August 31, 2016, the Administrator received a fee, net of any applicable waivers, at the annual rate of 0.25% of the Fund’s average daily net assets.

The table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.28%
Investor C Shares	2.03%
Institutional Shares	1.03%

[1]	These contractual caps are in effect through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

Other Strategy Addition

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to add the following:

Emerging Markets Issuers — The Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

The other risks subsection under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to add the following risk:

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Shareholders should retain this Supplement for future reference.

PRO-19080-1017SUP